Cord Blood America

Investor Presentation
March 2007

Special Note: Statements made in this presentation, including, but not limited to, those relating to the private stem cell storage market’s capacity grow in excess of $1 billion per year, our ability to experience growth as awareness of the industry increases, the broadened applications of stem cell therapeutics, our pricing structure remaining exclusive, the barriers to enter into the industry, the government’s continued regulation of the industry, our assessment of our position in the market relative to our competitors, our projected financial performance and our anticipated future performance, are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We use words such as "anticipate," "believe," "expect," "future," "intend," "plan," and similar expressions to identify forward-looking statements. Such forward-looking statements involve certain risks and uncertainties, without limitation, statements regarding the company's strategic direction, prospects and future results, our ability to increase income streams and to grow revenue and earnings.  Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties.  These statements are only predictions and are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's public filings with the Securities and Exchange Commission.  Statements made herein are as of the date of this document and should not be relied upon as of any subsequent date. The Company's past performance is not necessarily indicative of its future performance. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, events or circumstances after the date of such statement.

CBAI will become the global dominant stem cell storage facility.  We will do this through accretive asset purchases, intelligent organic growth, and larger global merger opportunities.

Cord Partners founded and commenced operations

Jan 2003

Completed reverse merger (CBAI)

Mar2004

Received effective registration

Oct 2004

Commenced Trading

Jan 2005

Acquired Rainmakers International

Feb 2005

Acquired Family Marketing

Apr 2005

Completed $5,000,000 Raise

Sept2005

Purchased Assets of C.O.R.D (35% cust. increase)

Jan 2006

Purchased Operations of 4th Largest Competitor (CorCell)

Oct 2006

Completed Debt Placement ($2.3M)

Jan 2007

Completed Asset Purchase (added 12,000 new customers)

Feb 2007

Sales Growth

CBAI Yearly Revenue
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Revenue
2003
2004
2005
2006
Year Ended

5

Customer Growth

Customer Base
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Customers
2003
2004
2005
2006
Year Ended

6

Cord Blood America’s has 2 business lines

Core Business

1.  Cord Blood Storage: Storage of Umbilical Cord Blood (Cord Blood).

Consists of 4 separate wholly owned subsidiaries

Sales- origination of new customers

Processing of cord blood units

Storage of cord blood units

Continuing billing & collection

Cash Cow Division

2. RainMakers International:  Advertising Agency

Original highly profitable marketing arm for the cord blood storage business

Was acquired in 2005 to support company during tight cash period

Will be divested when Core Business reaches long term profitability

(projected for later this year)

Cord Blood has Life Giving Stem Cells

Adult
Stem Cells
Red
Blood Cells
Further
Divisions
Create
Specialized
Blood Cells
Specialized
Stem Cells
(Blood Stem Cells)
Platelets
Other Committed
Stem Cells
White
Blood Cells

Cord Blood America, Inc.

8

Stem cells are cells with no identity

Free from Controversy

Umbilical Cord Blood Stem cells can assume the identity of other cells (differentiation)

Cord Blood

Rapid Availability

Inexpensive $1.5-$2K

No donor attrition

No risk or discomfort to donor

Rare contamination by viruses

Lower risk of graft versus host disease (GVHD)

Bone Marrow

Tedious Donor Search

Expensive $75-$100K

Painful procedure for donor

More likely to be contaminated

Higher risk of GVHD

PBSC

Time commitment (3 day procedure)

Expensive $6K+

Risk of Lung Damage

Risk of Kidney Damage

Higher risk of GVHD

Applications

Acute Leukemias

Chronic Leukemias

Myelodysplastic Syndromes

Stem Cell Disorders

Myeloproliferative Disorders

Lymphoproliferative Disorders

Liposomal Storage Diseases

Histiocytic Disorders

Inherited Erythrocyte Abnormalities

Congenital (Inherited) Immune System Disorders

Potential

Alzheimer's Disease (memory enhancement)

Diabetes

Heart Disease

Liver Disease

Muscular Dystrophy

Parkinson's Disease

Spinal Cord Injury

Stroke

Umbilical Cord Blood Industry

Cord Blood Storage Market
Market ($M)
0
20
40
60
80
100
120
140
160
2002
2003
2004
2005
2006
2007 (est)

Sources: UBCEA, Pharmastem, Inc., Dr. Fran Verter, Parentsguidecordblood.com, Cord Blood America analysis

Cord Blood America, Inc.
11

First sample was collected and cryogenically frozen in 1988

In 2006, est.130,000 samples were privately banked (est. 80% growth over 2003)

Market expected  to reach 150,000 stem cells collected in 2007.

In the private sector, 22 private companies and 4 publicly traded companies currently compete

ESTIMATED $1 Billion Marketplace by 2012

Since 2004, 2 new entries into market, 3 out of business, and two assets acquired by CBAI = consolidation

Private Cord Blood Storage- Origination, processing, storage, billing/collection of personal cord blood units

Currently 16,000 units paying $100/yr

Charge $1925 for initial processing / storage

All processing and storage outsourced

Annual attrition rate less than 1.0%

Expect 40% Gross Profit growth in 2007 as result of CorCell acquisition

The 2007 increase in revenue below is due to the CorCell acquisition

Terms

$2mm shares of CBAI stock

$1.9mm cash

Paid $300/sample for asset purchase

Paid about 5 times earnings for this private company

CorCell Samples in Storage

12,000

X Revenue Per Sample

$100

Gross Revenue

$1,200,000

- Storage Costs

300,000

- Billing and Collection

120,000

Net Cash Flow

$ 780,000

Customer Growth – Organic & CorCell

Total Customers
20,000
15,000
10,000
5,000
0
2002
2003
2004
2005
2006
2007
2008
Year
Cord Partners
CorCell

14

Grow the Stored Units of the Company via

1.

Organic Growth  - expand successful health care company relationships to cost effective expand customer base by 10,000 thousand over the next 3 years.

2.

Roll-Up Competitors

a.

Add 10,000 domestic customers per year with domestics acquisitions.

b.

Add 10,000 international customers per year international acquisitions.

c.

Improve profitability by managing contracts of acquired customers

Improve Profitability

3.

Acquire “company-owned” storage facility when reaching sufficient scale.

4.

Refocus marketing efforts on more highly productive channels including insurance, hospital and employer exclusive agreements.

Customer Growth – Organic & Acquisitions

Total Customers
150,000
100,000
50,000
0
2006
2007
2008
2009
2010
2011
Year
Domestic Organic
Domestic Acquisitions
International Acquisitions

16

Cord Blood AMERICA

Rainmakers

Media Buying Agency for Family Based Products

Rainmakers Future

RainMakers

($000s)	2005 FY	2006 FY	2007 FY
Revenue	1,125	2,236	4,020
COGS	863	1,714	3,416
Gross Profit	262	522	604

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Media Buying Agency for Family Based Products

Original marketing group for Cord Partners

Purchase Media for family based products

Expect to grow RainMakers gross profit 35% in 2008

Rainmakers Future

Maintain and grow

Add more diverse client base in 2007

Eventually look to sell or spin off as cord blood storage becomes profitable, most likely in late 2007 or 2008.

Financial Summary

($000s)	2005 FY	2006 FY	2007 FY	2007 Q1	Q2	Q3	Q4
Revenue							
Cord Blood	1,089	1,120	3,445	962	833	825	825
Rainmakers	1,188	2,890	4,020	1,005	1,005	1,005	1,005
TOTAL	2,277	4,010	7,465	1,967	1,838	1,830	1,830
SGA	4,779	3,954	2,960	947	729	642	642
EBITDA	(6,126)	(4,527)	(434)	(306)	(155)	13	14
Net Income	(6,126)	(4,527)	(1,770)	(1,727)	(101)	27	31

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$2.0M charge will happen Q1 2007 for acquisition

SGA reductions from cost reductions for acquired CorCell assets

Does not include accretive acquisitions

Does not include additional RainMakers clients

Positive Cash Flow by Late 2007

$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
-$3,000,000
-$4,000,000
-$5,000,000
-$6,000,000
-$7,000,000
2004
2006
2008
2010
Net Loss
EBITDA

19

Cord Blood Revenue Growth

$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
2006
2007
2008
2009
2010
2011
All Domestic Business Units
International
Total

20

Expected to reach operating profitability by Q3 2007

Dramatically reducing overhead will be key driver to profitability

Company has more accretive acquisitions in the pipeline for later this year, not reflected in the Projections.

Management

Matthew Schissler, CEO

Marc Laleman, President – CorCell

Marion Malone, VP – CorCell

Joseph Vicente VP, Corporate Strategy

Board of Directors

Matthew Schissler, Chairman

Joseph Vicente

Timothy McGrath*

Medical Advisory Board

Dr. Ted Eastlund, Chair  - University of Minnesota

Dr. Jack Goldberg -  University of Pennsylvania

Dr . Eric Senaldi -  Blood Bank of Orange

Gayl Rogers Chrysler – Former Cord Blood Director of American Red Cross

Key Facts

Symbol	OTC BB:CBAI
Corporate Headquarters	Los Angeles, CA
Stock Price (3/23/2007) and 52-Week Range	$0.12|| $0.07 to $0.28
Fully Diluted Shares (2/1/2007)	108,350,445
Other Potential Shares (warrants @ $0.101)	62.5M
Float (2/1/2007)	22.6M
Market Cap (Fully Diluted)(2/11/2007)	$13.02 M
Volume (daily 200-day average)	203,000
Cash Balance (3/23/2007)	$140,000
Debt (9/30/06)	$5,535,000
Fiscal Year	December 31st
Accounting Firm	Rose, Snyder, Jacobs

www.cordpartners.com and www.cordblood-america.com

Cord Blood America, Inc.
23

Capitalization Table - Equity

Equity (300,000,000 authorized)	Issued Shares	Strike Price	Fully Diluted
Common Stock	52,857,691		52,857,691
$5mm 12% Secured Converts, due Sept 09		$0.101	49,504,950
Warrants – Cornell – Expire Sept 2011		$0.101	22,500,000
Warrants – S.I. Expire Oct 2010		$0.101	40,000,000
Total Warrants Exercisable w/ 60 days			1,500,000
Total Options Exercisable w/60 days			3,541,974
Total Unvested Options			945,834
TOTAL	52,857,691		170,850,449

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CBAI seeks a potential equity investment.

CBAI seeks additional market support.

THIS EXECUTIVE OVERVIEW DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITY.  THE SECURITIES TO BE OFFERED ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK.

Key Investment Highlights include:

1. Rapid Growth: Large and Growing Market

- Expected to be $1 Billion Market

2. AGGRESSIVE ROLL UP STRATEGY

- 140 direct competitors around the globe are targets

3. History of Beating Projections

- Tremendous Revenue Growth

-  Reduction of Losses

4. Annuity Business

- storage contracts are 18 years

5. Stem Cells

- Highly publicized industry grounded in science

For all of the following date comparisons, all information was gathered from the Yahoo! Finance website or other reliable and reputable financial website sources.  The following statistics are meant for comparison purposes only, and represent to what CBAI could find as true and accurate financial information.  All information was gathered on 3/19/2007.

Cord Blood AMERICA

CBAI “A **GREAT** Technical Investment”

Comparable Analysis
(as of 3/23/2007)

SYMBOL	PRICE	MARKET CAP (m)	REVENUES (m)	MULTIPLE
VIAC	$5.51	$211.7	$54.43	3.9 X REVENUES
CCEL	$2.12	$28.48	$17.18	1.7X REVENUES
CBAI	$0.12	$4.5	$4.00*	1.0 X REVENUES
COMBINED	$2.34	$244.29	$75.61	3.2 X REVENUES
CBAI COMP 1/1/2007		***$12.92***		***3.2 X REVENUES***
CBAI COMP 1/1/2008		***$23.87***		***3.2 X REVENUES***

* Un-audited – projected for 2006

28

1.

With today’s current revenues our market cap is undervalued compared to the direct competitors.

2.

Just with today’s current revenues, our market should be triple, according to above.

3.

Accounts for CBAI doing $7.7M in revenues in 2007.

CBAI "A **GREAT** Technical Investment"

Comparable Analysis
(as of 3/23/2007)

SYMBOL	PRICE	MARKET CAP (m)	Total customers	Market Cap/Customer
VIAC	$5.51	$211.7	90,000*	$2,352
CCEL	$2.12	$ 28.5	130,000*	$ 219
CBAI	$0.12	$ 4.5	16,000*	$ 257
COMBINED	$2.34	$244.3	236,000	$1,035

CBAI COMP 1/1/2007 ***$16.56*** ***(1,035 x 13,000 CUSTOMERS)***
CBAI COMP 1/1/2008 ***$25.88*** ***(1,035 X 25,000 CUSTOMERS)***

**all are estimates*

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1.

With today’s current revenues CBAI’s market cap per customer is undervalued to the direct competitors.

2.

According to the numbers above, our market cap should be four times its current price

3.

Accounts for CBAI being able to acquire up to 12,000 customers in 2007

Key Points Summary

As of 4/25/06

Category	Total # Measured	CBAI Rank	Percentile
% Float of Total	14	1	92.86%
Quarterly Revenue Growth	16	5	68.75%
Float	14	5	64.29%
Earnings Per Share	16	7	56.52%
EBITDA	16	7	56.52%
Total Revenues	16	7	56.25%
Revenues Per Share	16	7	56.25%
52 Week Change	15	7	53.33%
Share Price/Revenues	15	7	53.33%
Avg. Share Volume	16	8	50.00%
Shares Outstanding	16	8	50.00%
Gross Profit	13	8	38.46%
Market Cap	16	14	12.5%
Share Price	18	16	11.11%

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